UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2011

Skilled Healthcare Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33459	20-3934755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

27442 Portola Parkway, Suite 200 Foothill Ranch, CA	92610
(Address of Principal Executive Offices)	(Zip Code)
(949) 282-5800
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On April 11, 2011, Skilled Healthcare Group, Inc., a Delaware corporation, issued the press release attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit	Description
99.1	Press Release, dated April 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2011	SKILLED HEALTHCARE GROUP, INC.

/s/ Roland G. Rapp
Roland G. Rapp
General Counsel, Secretary and Chief Administrative Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated April 11, 2011